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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

                                                                    Exhibit 10.7
[NETSCAPE LOGO]

                      NETSCAPE COMMUNICATIONS CORPORATION
                    U.S. ENGLISH-LANGUAGE NET SEARCH PROGRAM
                   DISTINGUISHED PROVIDER SERVICES AGREEMENT

OBJECTIVE: To direct users of a Netscape client software Internet browser product (including the Netscape Navigator 2.x and subsequent versions of Netscape client software) ("Browser") to U.S. English-language Internet search and directory services.

TERMS AND CONDITIONS:

        1. DISTINGUISHED PROVIDER. The entity ("Distinguished Provider") named on the signature page to this agreement ("Agreement") provides a featured search and directory service for the U.S. English-language HTML page accessible by the public via the Internet at the Universal Resource Locator ("URL") http://home-netscape.com/home/internet-search, or such other URL as Netscape may designate from time to time in writing (the "Page"). The Page is part of the collection of U.S. English-language HTML documents accessible by the public via the Internet at the URL http://home.netscape.com and/or at such other URL or URL's as Netscape may designate ("Netscape's U.S. English-language Web Site"). The Page may also be accessed by users of the Netscape-distributed English-language version of the Browser by pressing or "clicking" on the Net Search Button, or such other methods as Netscape may specify from time to time. Notwithstanding the foregoing, Netscape reserves the right to determine other means whereby users may access pages which provide Internet search and directory services on Netscape's U.S. English-language Web Site including, but not limited to, through the use of mirror sites and pointers based on a user's IP address, and which pages are separate and distinct from the Page described in this Agreement.

        2. DISTINGUISHED PERIOD. Netscape will maintain the Distinguished Listing (as defined below) on the Page for the following period ("Distinguished Period"):

                From: May 1, 1997

                Until: April 30, 1998

The parties may, upon mutual written agreement no less than thirty (30) days prior to the end of the Distinguished Period, extend the term of this Agreement for an additional twelve (12) month period upon terms and conditions agreed to by the parties; provided, however, nothing contained herein shall obligate either party to agree to extend the term of this Agreement.

        3. EXPOSURE ON PAGE.

                a. Netscape will list Distinguished Provider's name in the Distinguished Provider portion of the Page ("Distinguished Listing") (below the logos of any Premier Provider participating in Netscape's Net Search Program). Distinguished Provider shall retain all right, title and interest in and to the Distinguished Listing. The specifications of the Distinguished Listing and its placement on the Page are set forth on Exhibit A hereto. Netscape may, upon notice to Distinguished Provider, (i) change the position of the Distinguished Listing on the Page, (ii) revise Exhibit A, or (iii) redesign or reconfigure Netscape's U.S. English-language Web Site, the Page and/or the manner in which an end user interacts with any of the pages of Netscape's
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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

U.S. English-language Web Site, and Distinguished Provider shall promptly
(and in any event, within no more than one (1) week following receipt of the notice) supply Netscape with a revised Distinguished Listing which conforms to the specifications of the revised Exhibit A.

                b. Netscape will produce the Page, as set forth on Exhibit A which Exhibit Netscape may revise from time to time, such that when an end user presses or "clicks" on the Distinguished Listing, the end user's Browser will access ("Distinguished Link") Distinguished Provider's applicable HTML page located at the applicable URL (as supplied by Distinguished Provider) for such page on Distinguished Provider's Web site ("Distinguished URL"). Distinguished Provider hereby grants Netscape a royalty-free worldwide license to use, display, perform, reproduce and distribute the Distinguished Listing. Distinguished Link and Distinguished URL and such other licenses with respect to the Distinguished Listing, Distinguished Link and Distinguished URL necessary to fulfill the intention of this Agreement.

                c. Netscape will use reasonable commercial efforts to promptly remedy any material misplacement of the Distinguished Listing on the Page or any material malfunctioning of the Distinguished Link under the control of Netscape, provided Distinguished Provider will fully cooperate with Netscape to remedy any such material malfunctioning or misplacement, and provided further that Netscape shall not incur liability for any failure to remedy such material malfunctioning or misplacement if such remedy is not within the reasonable control of Netscape.


        4.  Compensation.

                a. For the benefits provided to Distinguished Provider during the Distinguished Period, Distinguished Provider shall pay Netscape a total of Three Hundred Sixty Thousand Dollars ($360,000) (the "Payment") as follows:

                        (1)     Thirty Thousand Dollars ($30,000) within thirty
(30) calendar days after full execution of this Agreement;

                        (2)     Thirty Thousand Dollars ($30,000) within thirty
(30) calendar days after the first day of each month during the Distinguished Period.

                b. Any portion of the Payment which has not been paid to Netscape within the applicable time set forth above shall bear interest at the lesser of (i) one percent (1%) per month, or (ii) the maximum amount allowed by law.

        5.  Additional Distinguished Provider Benefits.

                a. Every six (6) months during the Distinguished Period, Netscape will provide Distinguished Provider [**] on Netscape's U.S. English-language Web Site, as such services are described on Netscape's current Rate Card as of the date of this Agreement, (or such advertisement's equivalent, in Netscape's reasonable discretion) during the Distinguished Period. The advertising shall begin on a date and at a location designated by Netscape and end no later than the end of the Distinguished Period; provided Distinguished Provider supplies Netscape with the graphic files and other materials and information within the timeframes and as set forth in the specifications of the applicable Netscape advertising program and as reasonably requested by Netscape to produce the advertisement. Distinguished Provider shall enter into Netscape's standard form of advertising agreement, a copy of which is attached hereto as Exhibit D:




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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

                b. During the Distinguished Period, Distinguished Provider may purchase additional advertising on Netscape's U.S. English-language Web Site for advertising that will run during the Distinguished Period for the service of Distinguished Provider at a discount of[**] off Netscape's then standard rates for such advertising.

                c. Netscape will use reasonable efforts to advise Distinguished Provider of new Netscape advertising campaigns prior to announcing such new campaigns on Netscape's U.S. English-language Web site; provided, however, Netscape shall not incur liability for failure so to advise Distinguished Provider.

        6. DISTINGUISHED PROVIDER OBLIGATIONS. In addition to the other obligations set forth herein, Distinguished Provider will:

                a. Display the "Netscape Now" button prominently above the fold of either (i) Distinguished Provider's home page on Distinguished Provider's Web site, or (ii) on all pages linked to the Distinguished URL, and use best efforts to include the following statement (or a statement designated by Netscape and generally used by Netscape as a successor to the following statement or in connection with any successor program to Netscape's Netscape Now program) next to the Netscape Now button: "This site is best viewed with Netscape Navigator
3.0. Download Netscape Now!" (or such higher non-beta version as is then available). Distinguished Provider will produce the tape such that when an end user presses or clicks on the Netscape Now button (or such other button used in connection with any successor program to the Netscape Now program), the end user's Internet client software will access the applicable HTML page located at a URL supplied by Netscape. [**] Distinguished Provider shall use reasonable commercial efforts promptly to remedy any misplacement of the Netscape Now button on its home page or other pages or any malfunctioning of the button, provided Netscape will fully cooperate with Distinguished Provider to remedy any such misplacement or malfunctioning, and provided further that Distinguished Provider shall not incur liability for any failure to remedy such misplacement or malfunctioning if such remedy is not within the reasonable control of Distinguished Provider. In the event that Netscape replaces the Netscape Now program with a successor program, Netscape shall advise Distinguished Provider and Distinguished Provider shall produce the page to conform to such successor program, provided Distinguished Provider's obligations under such successor program shall not be materially increased. Netscape hereby grants Distinguished Provider a nonexclusive, nontransferable, nonassignable, nonsublicensable license to perform and display the Netscape Now button directly in connection with fulfilling the foregoing obligation. Distinguished Provider's use of the Netscape Now button shall be in accordance with Netscape's reasonable policies regarding advertising and trademark usage as established from time to time by Netscape, including the guidelines of the Netscape Now Program published on Netscape's U.S. English-language Web Site. Distinguished Provider acknowledges that the Netscape Now button is a proprietary logo of Netscape and contains Netscape's trademarks. In the event that Netscape determines that Distinguished Provider's use of the Netscape Now button is inconsistent with Netscape's quality standards, then Netscape shall have the right to suspend immediately such use of the Netscape Now button. Distinguished Provider understands and agrees that the use of the Netscape Now button in connection with this Agreement shall not create any right, title or interest in or to the use of the Netscape Now button or associated trademarks and that all such use and goodwill associated with the Netscape Now button and associated trademarks will inure to the benefit of Netscape. Distinguished Provider agrees not to register or use any trademark that is similar to the Netscape Now button.

                                       3

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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

Distinguished Provider further agrees that it will not use the Netscape Now button in a misleading manner or otherwise in a manner that could tend to reflect adversely on Netscape or its products;

        b.  Use [**]

        c. [**] for display with those Internet software clients capable of displaying [**] on (i) the [**], provided that Distinguished Provider shall use reasonable commercial efforts to implement [**] in a location and in a fashion as Netscape may agree, and (ii) [**] (or on an HTML page located further down the directory tree from the page located at the Distinguished URL; provided Distinguished Provider will use reasonable efforts to implement [**] as high in such directory tree structure as possible), and, where appropriate, on all other HTML pages of Distinguished Provider's Web site; provided Distinguished Provider shall not be required [**] on pages of any secondary Web site of Distinguished Provider that Distinguished Provider is required to construct to satisfy Distinguished Provider's obligations under any third party contract existing as of the date of this Agreement. Netscape shall use reasonable commercial efforts to help Distinguished Provider implement changes in order to comply with new [**].

        d. Include on the page served to an end user in conjunction with the results of the end user's search query a "mail to" link which users of Distinguished Provider's service can use to direct questions or help requests to Distinguished Provider. Distinguished Provider will use reasonable efforts to reply promptly, but in any event within one (1) week, to any such question or help request; and

        e. Not provide or implement any means or functionally which would (i) [**] the Browser standard user interface or configuration, (ii) [**] of the Browser or any other Internet browser software, or (iii) modify the [**] served from Netscape's U.S. English-language Web Site.

        7. USAGE REPORTS. Distinguished Provider will provide Netscape, via email to the email address set forth below, with usage reports ("Usage Reports") containing the information and in the format set forth in Exhibit B hereto. The Usage Reports shall be delivered [**] during the Distinguished Period. The parties may, by mutual written agreement, alter the content and format of the Usage Reports.

        8. TERMINATION. Either party may terminate this Agreement if the other party materially breaches its obligations hereunder and such breach remains uncured for fifteen (15) days following notice to the breaching party of the breach or as otherwise provided in Section 9. Either party may terminate this Agreement for convenience upon ninety (90) days prior written notice to the other party. Upon any termination or expiration of this Agreement, Netscape shall immediately cease providing to Distinguished Provider the benefits described herein, including, without limitation, the benefits described in Sections 3 and 5 hereof.

        9. RIGHT TO REFUSE. Netscape will have the right to review the contents and format of the HTML page located at the Distinguished URL and the distinguished Listing. If Netscape, in its



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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

sole discretion, at any time determines that the HTML page located at the Distinguished URL or the Distinguished Listing contains any material, or presents any material in a manner, that Netscape deems inappropriate for any reason, Netscape will inform Distinguished Provider of the reason Netscape has made such determination and may (i) refuse to include the Distinguished Listing in the Page, and/or (ii) immediately terminate this Agreement if Distinguished Provider has not revised to Netscape's reasonable satisfaction the HTML page located at the Distinguished URL or the Distinguished Listing within one (1) business day of written notice from Netscape. If Netscape, in its sole discretion, at any time determines that the Distinguished Provider's Web site contains any material, or presents any material in a manner, that Netscape deems inappropriate for any reason, Netscape may immediately terminate this Agreement upon notice to Distinguished Provider. Netscape reserves the right to refuse to include in the Page any Distinguished Listing that does not completely conform to the specifications set forth in Exhibit A.

        10. RESPONSIBILITY FOR DISTINGUISHED LISTING. Distinguished Provider is solely responsible for any legal liability arising out of or relating to the Distinguished Listing and/or [**]. Distinguished Provider represents and warrants that it holds the necessary rights to permit the use of the Distinguished Listing, Distinguished URL and Distinguished Link by Netscape for the purpose of this Agreement; and that the permitted use, reproduction, distribution, or transmission of the Distinguished Listing and any material to which users can link through the Distinguished Listing will not violate any criminal laws or any rights of any third parties, including, but not limited to, infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or rights of celebrity, violation of any antidiscrimination law or regulation, or any other right of any person or entity. Distinguished Provider agrees to indemnify Netscape and to hold Netscape harmless from any and all liability, loss, damages, claims, or causes of action, including reasonable legal fees and expenses that may be incurred by Netscape, arising out of or related to Distinguished Provider's breach of any of the foregoing representations and warranties.

        11. LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, THE LIABILITY OF EITHER PARTY FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER (EXCEPT FOR DAMAGES OR ALLEGED DAMAGES ARISING UNDER SECTION 10) WHETHER IN CONTRACT OR TORT OR ANY OTHER LEGAL THEORY IS LIMITED TO AND SHALL NOT EXCEED [**]

        12. ASSIGNMENT. Distinguished Provider may not assign this Agreement by operation of law or otherwise, in whole or in part, without Netscape's written consent. Any attempt to assign this Agreement without such consent will be null and void.

        13. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to its conflicts of laws principles.

        14. NOTICE. All notices required or permitted hereunder shall be given in writing addressed to the respective parties as set forth below and shall either be (i) personally delivered, (ii) transmitted by postage prepaid certified mail, return receipt requested, or (iii) transmitted by nationally-recognized private express courier, and shall be deemed to have been given on the


                                       5
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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

date of receipt if delivered personally, or two (2) days after deposit in mail or express courier. Either party may change its address for purposes hereof by written notice to the other in accordance with the provisions of this Subsection. The addresses for the parties are as follows:

      Distinguished Provider:              Netscape:
      ON'Village Communications, Inc.      Netscape Communications Corporation
      848 N. La Cienega, #206              501 East Middlefield Road, MV-002
      Los Angeles, CA 90069                Mountain View, CA 94043
      Fax:  (310) 659-4717                 Fax: (415) 528-4123
      Attn: Jack Tracht, CEO               Attn: General Counsel


        15. Confidentiality. All disclosures of proprietary and/or confidential information in connection with this Agreement shall be governed by the terms of the Mutual Confidential Disclosure Agreement either previously entered into by the parties, or entered into by the parties concurrently with this Agreement, a copy of which is attached hereto as Exhibit C. The information contained in the Usage Reports provided hereunder shall be deemed the Proprietary Information of both parties. Either party may use such Proprietary Information internally, but shall not disclose such Proprietary Information to any third party. Notwithstanding the foregoing, (a) information contained in the Usage Reports which is available to Netscape through other sources shall not be Distinguished Provider Proprietary Information; and (b) Netscape may aggregate the information in the Usage Reports with information from other sources, and the aggregated information shall not be Distinguished Provider Proprietary Information.

        16. No Agency. The parties hereto are independent contractors and shall have no power or authority to bind the other party or to assume or create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name. This Agreement shall not be construed to create or imply any partnership, agency, joint venture,or any other form of legal association between the parties.

        17. Entire Agreement. This Agreement together with Exhibits A through D hereto are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding any prior agreements and communications (both written and oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.

The parties have duly executed this Agreement as of the later of the two (2) dates set forth below.

Distinguished Provider:                Netscape:

ON'VILLAGE COMMUNICATIONS, INC.        NETSCAPE COMMUNICATIONS CORPORATION



By:   /s/ JACK TRACHT                  By:  /s/ JENNIFER BAILEY
   ----------------------------            -------------------------------
Print Name: Jack Tracht                Print Name:  Jennifer Bailey
           --------------------                    -----------------------
Title:        CEO                      Title:   VP of Electronic Mktg.
      -------------------------              -----------------------------
Date:    5-22-97                       Date:     5/5/97
     --------------------------             ------------------------------




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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406




Distinguished Provider Address:                 Netscape Address:
   848 N. La Cienega, #206                         501 East Middlefield Road
   Los Angeles, CA 90069                           Mountain View, CA 94043

Attention: Jack Tracht                          Attention: General Counsel
Facsimile: (310) 659-4717                       Facsimile: (415) 528-4123
Email: jack@onvillage.com                       Email: srchprod@netscape.com













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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

                                   EXHIBIT A

                           SPECIFICATIONS OF THE PAGE


ON'Village                                                               942397
Net Search Program -- Distinguished Provider                         Rev.042397
CONFIDENTIAL and PROPRIETARY                                         [STANDARD]

                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

[NETSCAPE LOGO]

                NETSCAPE NET SEARCH

[PICTURE]

                                                                                    Customize this page
                           EXCITE    INFOSEEK     LYCOS   YAHOO   CUSTOMIZE         to work for you. First
                                                                                    choose one of the
                                                                                    following search
                                                                                    services to appear on
                "BEST ALL-AROUND SEARCH ENGINE" Washington Post                     the fifth tab:

                           [INFOSEEK LOGO]                  Seek                    AOL NetFind
                                                                                    HOTBOT
      Infoseek International: UK -  Japan - Italy - France - Quickseek 3.0
                                                                                    WebCrawler
SITE SAMPLE            Got Yahoo! - News Headlines -Sports News/Scores -
                                                                                    Then select one of
Buy a Car       Entertainment   Games           Shopping        Headlines           the five search
Buy a Home      Finance         Internet        Software        Business News       services from the
Companies       Find E-mail     Taxes           Stock Quotes    Sports News         display tabs to open
Computers       Find a Job      Travel          Street Maps     Personalize         automatically every
                                                                                    time you visit.
[BIG YELLOW LOGO] Yellow Pages Search



I DON'T SHOW MY YAHOO! TO JUST ANYONE.
            Click here to take a peek.

MORE SEARCH SERVICES

The following search services use different methods to help you find what you're looking for.
Check them out.

SEARCH ENGINES  WEB GUIDES      WHITE & YELLOW  TOPIC SPECIFIC
                                pages
Alta Vista      Excite          BigBook         100hot Web Sites
AOL NetFind     Infoseek        Bigfoot         Albert
HOTBOT          LookSmart       Four11          Electric Library
WebCrawler      Lycos           GTE Superpages  Newsgroups
                Yahoo!          ON'VILLAGE
                                Who Where?


Guide to Internet    __|       International Search __|


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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

                                    EXHIBIT B
                                 USAGE REPORTS

    Sample report provided by Distinguished Provider to Netscape each month.
--------------------------------------------------------------------------------

[**]




ON'Village                                                             942397
Net Search Program -- Distinguished Provider                      Rev. 042397
CONFIDENTIAL and PROPRIETARY                                       [STANDARD]

                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406


                                   EXHIBIT C
                    MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT

        WHEREAS, Netscape Communications Corporation ("Netscape") has developed unique and proprietary computer programs; and

        WHEREAS, E. Ventures Inc. D/B/A On'Village Communications ("Company") and Netscape are entering into a business relationship.

NOW, THEREFORE:

        Each party (the "Receiving Party") understands that the other party (the "Disclosing Party") has disclosed or may disclose information (including, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions (whether patentable or not), schematics and other technical, business, financial and product development plans, forecasts, strategies and information), which to the extent previously, presently, or subsequently disclosed to the Receiving Party is hereinafter referred to as "Proprietary Information" of the Disclosing Party whether disclosed orally, in writing, or otherwise. All Proprietary Information disclosed in tangible form by the Disclosing Party shall be marked "confidential" or "proprietary", and all Proprietary Information disclosed orally or otherwise in intangible form by the Disclosing Party shall be designated as confidential or proprietary at the time of disclosure and shall be reduced to writing and delivered to the Receiving Party within thirty (30) days following the date of disclosure.

        In consideration of the parties' discussions and any access the Receiving Party may have to Proprietary Information of the Disclosing Party, the Receiving Party hereby agrees as follows:

                1. The Receiving Party agrees (i) to hold the Disclosing Party's Proprietary Information in confidence and to take all reasonably necessary precautions to protect such Proprietary Information (including, without limitation, all precautions the Receiving Party employs with respect to its own confidential materials), (ii) not to divulge any such Proprietary Information or any information derived therefrom to any third person, (iii) not to make any use whatsoever at any time to such Proprietary Information except as provided in the Net Search and Net Directory Program (Distinguished Provider) Agreement ("Distinguished Agreement") between Netscape and Company dated as of November 4, 1996 to which this Agreement is attached as an Exhibit, (iv) not to remove or export any such Proprietary Information from the country of the Receiving Party, and (v) not to copy or reverse engineer, reverse compile or attempt to derive the composition or underlying information of any such Proprietary Information. The Receiving Party shall limit the use of and access to the Disclosing Party's Proprietary Information to those of the Receiving Party's employees who need to know such Proprietary Information for the purpose of such internal evaluation and shall cause such employees to comply with the obligations set forth herein. The Receiving Party shall treat the Proprietary Information with at least the same degree of care and protection as it would use with respect to its own proprietary information. The foregoing obligations shall survive for a period of three (3) years from the date of disclosure of the Proprietary Information. Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply with respect to information that
(i) is in the public domain and is available at the time of disclosure or which thereafter enters the public domain and is available, through no improper action or inaction by the Receiving Party or any affiliate, agent or employee, or (ii) was in the Receiving Party's possession or known by it prior to receipt from the Disclosing Party, or (iii) was rightfully disclosed to the Receiving Party by another person without restriction, or (iv) is independently developed by the Receiving Party without access to such Proprietary Information, or (v) is required to be disclosed pursuant to any statutory regulatory authority, provided the Disclosing Party is given prompt notice of such


Net Search Program - Distinguished Provider                       [100296/esw]
CONFIDENTIAL and PROPRIETARY                                       Rev. 030596
                                                                    [STANDARD]

                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

requirement and the scope of such disclosure is limited to the extent possible, or is required to be disclosed by a court order, provided the Disclosing Party is given prompt notice of such order and provided the opportunity to contest it.

        2. Immediately upon a request by the Disclosing Party at any time, the Receiving Party will turn over to the Disclosing Party all Proprietary Information of the Disclosing Party and all documents or media containing any such Proprietary Information and any and all copies or extracts thereof. The Receiving Party understands that nothing herein requires the disclosure of any Proprietary Information of the Disclosing Party, which shall be disclosed, if at all, as required under the Distinguished Agreement or at the option of the Disclosing Party.

        3. Except to the extent required by law, as set forth in this Agreement or as otherwise mutually agreed to by the parties, neither party shall disclose the existence or subject matter of the negotiations or business relationship contemplated by this Agreement, or the content and terms of the Distinguished Agreement.

        4. The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Proprietary Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party, and therefore, that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to seek appropriate equitable relief in addition to whatever remedies it might have at law. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, the remaining portions hereof shall remain in full force and effect.

        5. Neither party acquires any intellectual property rights under this Agreement or any disclosure hereunder, except the limited right to use such Proprietary Information in accordance with this Agreement. No warranties of any kind are given with respect to the Proprietary Information disclosed under this Agreement or any use thereof, except as may be otherwise agreed to in writing.


        6. This Agreement together with the Distinguished Agreement supersede all prior discussions and writings with respect to the subject matter hereof and thereof, and constitute the entire agreement between the parties with respect to the subject matter hereof and thereof. No waiver or modification of this Agreement will be binding upon either party unless made in writing and signed by a duly authorized representative of such party and no failure or delay in enforcing any right will be deemed a waiver.

Company:                                Netscape:

E. VENTURES, INC.                       NETSCAPE COMMUNICATIONS
D/DBA COMMUNICATIONS ONVILLAGE          CORPORATION

By:  /s/  Jeff Walden                   By:
    ---------------------------             ---------------------------

Print Name:  JEFF WALDEN                Print Name:
            -------------------                     -------------------

Title:   SUP                            Title:
       ------------------------                ------------------------

Date:   11/4/96                         Date:
      -------------------------               -------------------------



                                       2
                                                                   [100296/esw]
Net Search Program - Distinguished Provider                         Rev. 030596
CONFIDENTIAL and PROPRIETARY                                         [STANDARD]

                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

        (b) Indemnification. Sponsor shall indemnify and hold Netscape, its officers agents, directors, employees and distributors harmless from and against all actions, claims, damages, costs and expenses (including attorney's fees) arising out of or with respect to: (i) any breach of the foregoing warranties; or (ii) any other third party claim in connection with Sponsor's Advertisements.

5.      SPONSORSHIP PAYMENTS.

Sponsor shall pay Netscape according to the prices and terms listed in the Rate Card.

6.      CONFIDENTIALITY.

        (a) Defined. "Confidential Information" will mean: (i) Advertisements, prior to publication, (ii) the Usage Statistics, which shall be considered Netscape's Confidential Information, and (iii) any information designated in writing by the disclosing party as "confidential" or "proprietary."

        (b) Obligations. During the term of this Agreement and for a period of three years thereafter, neither party will use or disclose any Confidential Information of the other party except as specifically contemplated herein. The foregoing retrictions will not apply to information that (i) has been independently developed by the receiving party, (ii) has become publicly known through no wrongful act of the receiving party, (iii) has been rightfully received from a third party authorized to make such disclosure, (iv) has been approved for release by the disclosing party in writing, or (v) is required to be disclosed by a competent legal tribunal.

7.     LIMITATION ON DAMAGES.

       (a) Limitation. IN NO EVENT WILL NETSCAPE BE LIABLE TO SPONSOR FOR ANY LOST PROFITS, LOST DATA, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR ANY FORM OF SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND (WHETHER OR NOT FORESEEABLE), WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY OR OTHERWISE, EVEN IF NETSCAPE IS INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES. NETSCAPE'S TOTAL LIABILITY UNDER THIS AGREEMENT IS LIMITED TO THE PAYMENTS RECEIVED BY NETSCAPE FROM SPONSOR HEREUNDER.

        (b) Failure of Essential Purpose. The parties have agreed that the limitations and exclusions of liability specified in this Agreement will survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.

        (c) Basis of the Bargain. Sponsor acknowledges that Netscape has set its rates and entered into this Agreement in reliance upon the limitations of liability and the disclaimers of warranties and damages set forth herein, and that the same form an essential basis of the bargain between the parties.

8.      TERM AND TERMINATION.

        (a) Term. The term of this Agreement commences on the Effective Date and, unless earlier terminated in accordance with this Section 8, will continue in effect for the period specified in the Advertising Program. This Agreement may be renewed for additional periods upon the written agreement of the parties at least ninety (90) days prior to the expiration date; provided, however, that the advertising rates set for this Agreement in the Rate Card hereto shall not apply to any renewal period and must be separately agreed to by both of the parties.


                                       6

Form of Sponsorship Agreement                                     [080296/esw]
CONFIDENTIAL                                                        [STANDARD]

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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

                                   EXHIBIT D

                         Form of Sponsorship Agreement

            Cover Sheet and Insertion Order for Advertising Program

--------------------------------------------------------------------------------

Legal name of Sponsor __________________ Sponsor's Agency ______________________
Address of Principal Place of Business Agency Name ___________________________ ________________________________________ Agency Address ________________________
City __________ State _____ Zip_____     City _____________ State _____ Zip_____
Phone ___________ Fax __________________ Phone ______________ Fax_______________
E-mail ___________________               E-mail _____________________
If Sponsor is not a corporation, please (Please use Business Contact's specify form of organization ___________ information for this portion of the Place of organization __________________ document.)

--------------------------------------------------------------------------------

SUBJECT TO NETSCAPE'S ACCEPTANCE, THIS NETSCAPE COMMUNICATIONS CORPORATION SPONSORSHIP AGREEMENT, OF WHICH THIS PAGE IS A COVER SHEET, ALLOWS YOU TO PURCHASE ADVERTISING SERVICES FROM NETSCAPE IN THE FORM AND AT THE PRICING SET FORTH IN THE RATE CARD AND ADVERTISING PROGRAM, AS DEFINED HEREIN. YOU MUST PROVIDE TO NETSCAPE ADVERTISEMENT CONTENT AND OTHER INFORMATION WHICH CONFORMS TO THE SPECIFICATIONS OF THE RATE CARD. CAREFULLY REVIEW THE REST OF THIS AGREEMENT FOR OTHER IMPORTANT TERMS. FAILURE TO COMPLY WITH THIS AGREEMENT MAY RESULT IN TERMINATION.

SCHEDULING                             PRICING
----------                             -------
Ad Package: __________________________ Net Amount Before Discounts: ____________
Start Date: __________________________ Discounts (Check all that apply):
End Date: ____________________________   Netscape Now (10%)
[ ]
Check One:                               Frequency (10%)
[ ]
  Paid [ ]   Barter [ ]   Makegood [ ]   Other (specify type, % _______________)
[ ]
                                         Net Amount Due: _______________________

BILLING
-------
Check One:                               Bill to (Sponsor or Agency): __________
 PO # included (write here _______) [ ]  Acct. Payable Name: ___________________
 PO Exemption Form attached         [ ]  Acct. Payable Phone: __________________
Payment  ____  ____  ____  ____  ____  ____  ____  ____  ____  ____  ____  ____
         Jan$  Feb$  Mar$  Apr$  May$  Jun$  Jul$  Aug$  Sep$  Oct$  Nov$  Dec$

PRODUCTION
----------
URL linked to: http:// _______________   (Is it tested?) Y N
Banner:          New or Existing         (Is it tested?) Y N
Delivered by:    Agency or Advertiser    Production Name:  ____________________
GIF delivered by (what method): ______   Production Phone: ____________________
Notes:
SPONSOR: _____________________________   NETSCAPE COMMUNICATIONS CORPORATION

By: __________________________________   By: ___________________________________
Name: ________________________________   Name: _________________________________
Title: _______________________________   Title: ________________________________
Date: ________________________________   Date of Acceptance: ___________________

Sponsor Contact: _____________________
Phone: _______________________________
Fax: ______________ E-mail: __________

Form of Sponsorship Agreement                                      [080766/esw]
                                                                     [STANDARD]

                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

                      NETSCAPE COMMUNICATIONS CORPORATION

                       SPONSORSHIP AGREEMENT (Version 3)

This Sponsorship Agreement ("Agreement") is entered into by and between Netscape Communications Corporation, a Delaware corporation ("Netscape"), with principal offices at 501 East Middlefield Road, Mountain View, California 94043 and the organization ("Sponsor") listed and identified on the cover sheet to this Agreement ("Cover Sheet") as of the date of acceptance by Netscape ("Effective Date") listed on the Cover Sheet.

WHEREAS, Netscape is engaged in the business of providing Internet products and services, including advertising services; and

WHEREAS, Sponsor desires to purchase advertising services from Netscape as specified in this Agreement.

NOW, THEREFORE, the parties agree to the following terms and conditions:

1.      Definitions.

(a) "ADVERTISEMENT" means the graphic (GIF) file, or file of such other format as Netscape may designate from time to time, supplied by Sponsor to be published by Netscape on Netscape's U.S. English-language Web Site and which may contain a link to Sponsor's web site or to a web site specified by Sponsor.

(b) "ADVERTISING PROGRAM" means a Sponsor's particular selection and purchase of advertising space and services for publication of its Advertisements on Netscape's U.S. English-language Web Site, a copy of which Advertising Program is included on the Cover Sheet.

(c) "NETSCAPE'S U.S. ENGLISH-LANGUAGE WEB SITE" means a collection of U.S. English-language HTML documents accessible by the public via the Internet at the Universal Resource Locator ("URL") http://www.netscape.com, or such other URL as may be designated from time to time in writing by Netscape.

(d) "RATE CARD" means the information regarding Netscape advertising services, rates, and technical requirements for Sponsor Submissions for publication on Netscape's U.S. English-language Web Site, a copy of which Rate Card is attached hereto.

(e) "SPONSOR SUBMISSION" means all information and items necessary for Netscape's publication of Sponsor's Advertisements, including initial Advertising Program information, Advertisements, changes and updates to Advertisements, and replacement or new Advertisements.

(f) "USAGE STATISTICS" means a set of numbers compiled by Netscape regarding Netscape User access to a Sponsor's Advertisement and reported on a periodic basis to Sponsor, for Sponsor's internal business purposes.

(g) "USER" means any individual or client who accesses Netscape's U.S. English-language Web Site.

2.      NETSCAPE SERVICES.

        (a) Advertising Services. Netscape will publish Sponsor's Advertisements on Netscape's U.S. English-language Web Site according to the level of service selected from the Rate Card and as specified in the Advertising Program. Sponsor shall retain all right, title and interest in and to its Advertisements (including the copyright ownership thereof), and Sponsor




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
                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

hereby grants Netscape a royalty-free worldwide license, without payment or other charge therefor, to use, display, perform, reproduce and distribute the Advertisements, and such other licenses with respect to the Advertisements necessary to fulfill the intention of this Agreement.

        (b) Reports. Netscape will deliver Usage Statistics to Sponsor on a monthly basis with respect to each of Sponsor's Advertisements.

        (c) No Warranty. NETSCAPE WILL PROVIDE REPORTS (INCLUDING USAGE STATISTICS) ONLY AS A COURTESY TO SPONSOR. NETSCAPE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER, INCLUDING, WITHOUT LIMITATION, ADVERTISING AND OTHER SERVICES AND ANY REPORTS PROVIDED HEREUNDER OR THEIR ACCURACY, AND EXPRESSLY DISCLAIMS THE WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR ANY PARTICULAR PURPOSE.

3.      SPONSOR SUBMISSIONS.

        (a) Submission Deadline. Netscape must receive all Sponsor Submissions at lease five (5) business days prior to the scheduled date of publication for each relevant Advertisement ("Submission Deadline").

        (b) Late Sponsor Submissions. In the event that Netscape does not receive a Sponsor Submission prior to the applicable Submission deadline, Netscape may publish in substitution any prior Advertisement submitted by Sponsor until such time as Netscape can reasonably begin publication of the Advertisement requested in the Sponsor Submission. If no such prior Advertisement is available, Netscape may publish in substitution any material it deems appropriate, in its sole discretion, until such time as Netscape can reasonable begin publication of the Advertisement requested in the Sponsor Submission.

        (c) Changes and Cancellations. All changes to and/or cancellations of Sponsor Submissions must be made in writing with an e-mail copy sent to admgr@netscape.com, and receive by Netscape prior to the Submission Deadline.

        (d) Rejections. Netscape may, in its complete discretion, refuse at any time for any reason to accept any sponsor Submission and/or to publish any Advertisement.

4.      SPONSOR WARRANTY AND INDEMNIFICATION.

        (a)     Sponsor Warranty. Sponsor represents and warrants to Netscape:

        i. No Infringement. Sponsor's Advertisements do not now, and will not, violate any criminal laws or any rights of any third parties, including, but not limited to, infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or rights of celebrity, violation of any antidiscrimination law or regulation, or any other right of any person or entity.

        ii. No Objectionable Content. Sponsor's Advertisements do not now, and will not, include any material that is: unlawful, harmful, fraudulent, threatening, abusive, harassing, defamatory, vulgar, obscene, profane, hateful, racially, ethnically or otherwise objectionable, including, without limitation, any material that encourages conduct that would constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable local, state, national or international law.




                                       5


Form of Sponsorship Agreement                                       [080296/esw]
CONFIDENTIAL                                                          [STANDARD]

                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

        (b) Termination. In the event of a breach by Sponsor of any of its obligations hereunder, Netscape may terminate this Agreement immediately upon written notice to Sponsor. Either party may terminate this Agreement for convenience, with or without cause, upon thirty (30) days written notice to the other party.

        (c)  Effect of Termination.

        i. Payment Obligations. If this Agreement is terminated by Sponsor, or is terminated by Netscape because of a breach by Sponsor, Sponsor shall remain liable for the value of the payments which are due or, but for the breach, would otherwise become due and payable under the terms of this Agreement.

        ii. Survival. The following provisions will survive the expiration or termination of this Agreement for any reason: Section 1 (Definitions), Section 2(c) (No Warranty), Section 4(b) (Indemnification), Section 6 (Confidentiality), Section 7 (Limitation on Damages), Section 8(c) (Effect of Termination), and
             Section 9 (General).

        iii. Return of Materials. Upon expiration or termination of this Agreement for any reason, Sponsor will promptly and at the direction of Netscape either destroy, or return to Netscape, and will not take or use, all items of any nature that belong to Netscape or its Sponsors or other customers and all records (in any form, format, or medium) containing or relating to Confidential Information.

9.      GENERAL.

        (a) Assignment. Sponsor may not assign this Agreement in whole or in part, by operation of law or otherwise, without Netscape's written consent, and any attempted assignment of this Agreement without such consent will be null and void.

        (b) Governing Law. The validity, construction and performance of this Agreement, and the legal relations between the parties to this Agreement, will be governed by and construed in accordance with the laws of the State of California, excluding that body of law applicable to conflicts of law. The Superior Court of Santa Clara County and/or the United States District Court for the Northern District of California shall have exclusive jurisdiction and venue over all controversies in connection herewith, and each party hereby consents to such exclusive and personal jurisdiction.

        (c) Force Majeure. Except for the obligation to pay money, neither party will be liable to the other party for any failure or delay in performance caused by reasons beyond such party's reasonable control, and such failure or delay will not constitute a breach of this Agreement.

        (d) Notices. Any notices under this Agreement will be sent by confirmed facsimile, nationally-recognized express delivery service, or certified or registered mail, return receipt requested, to the address specified below or such other address as the party specifies in writing. Notice by confirmed facsimile or express delivery service will be deemed received and effective upon delivery. Notice by certified or registered mail will be deemed received and effective five (5) days after dispatch.

        (e) Waiver. The waiver of any breach or default of this Agreement will not constitute a waiver of any subsequent breach or default, and will not act to amend or negate the rights of the waiving party.




                                       7









Form of Sponsorship Agreement                                     [080296/esw]
CONFIDENTIAL                                                        [STANDARD]

                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

        (f) Severability. If one or more of the provisions contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect under any applicable statute or rule of law, then such provision will be considered inoperable to the extent of such invalidity, illegality or unenforceability, and the remainder of this Agreement will continue in full force and effect. The parties hereto agree to replace any such invalid, illegal or unenforceable provision with a new provision that has the most nearly similar permissible economic and legal effect.

        (g) Entire Agreement. This Agreement, including the Rate Card and Advertising Program, is the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings (both written and verbal) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.

10.     AUTHORIZED SIGNATURES.

In order to bind the parties to this Agreement, their duly authorized representatives have executed the Cover Sheet to this Agreement.




                                       8

Form of Sponsorship Agreement                                     [080296/esw]
CONFIDENTIAL                                                        [STANDARD]